Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

32

Expensify

Q4 2025 Earnings


I ♥ Month End
Concierge Today at 12:49 PM
set the category to "Employee Meals Remote" based on workspace rules
Concierge Today at 12:49 PM
set the tag to "Acme Inc." based on workspace rules

February 26th, 2026

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will,", "can", "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in Israel, Gaza and surrounding areas; the impact of inflation on us and our members; our borrowing costs, which have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; any adverse impact on our business operations as a result of using artificial intelligence or other machine learning technologies in our services; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability, and their effects on software spending; our ability to protect against security incidents, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; the impact of tariffs and global trade disruptions on us, our customers and our vendors, including the impact on inflation, supply chains and consumer sentiment; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income (loss), adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

Q4 2025 Financials

Expensify

Q4 2025

Revenue	Average Paid Members	Total Interchange
$35.2MM	650,000	$5.5MM

Expensify

Q4 2025

Operating Cash Flow
(Includes timing of customer funds)

$2.2MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$3.2MM

Net Loss

$(7.1)MM

Non-GAAP Net Loss[2]

$(2.1)MM

Adj. EBITDA[3]

$3.3MM

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net loss as net loss excluding stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

[3] We define adjusted EBITDA as net loss excluding provision for income taxes, other income (expense), net, depreciation and amortization and stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

FY 2025 Financials

Expensify

FY 2025

Revenue	Average Paid Members	Total Interchange
$142.1MM	650,000	$21.3MM

Expensify

FY25

Operating Cash Flow
(Includes timing of customer funds)

$20.1MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$19.9MM

Net Loss

$(21.4)MM

Non-GAAP Net Income[2]

$5.2MM

Adj. EBITDA[3]

$16.9MM

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income as net loss excluding stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

[3] We define adjusted EBITDA as net loss excluding provision for income taxes, other income (expense), net, depreciation and amortization and stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Free Cash Flow[1]

Our FY25 FCF was $19.9MM[2], coming in at the high end of our initial guidance of $16.0MM - $20.0MM for 2025.

We are initiating FY26 FCF guidance of $6.0MM - $9.0MM[3]. This decrease is largely driven by a conservative outlook on 2026 along with an expected increased spend in S&M and AI.

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

[2] Please see appendix for GAAP to non-GAAP reconciliation.

[3] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash used in operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify

Q1 2026 Flash

Monthly Paid Members



800,000
600,000
400,000
200,000
0
7/1/2023
1/1/2024
7/1/2024
1/1/2025
7/1/2025
1/1/2026

January Paid Members

626,000

Denotes January 2026 and January activity from previous years

Note: There can be no assurances that the trends of previous first quarters are representative of future trends.

Expensify

Business Highlights

- **Expensify and Uber for Business**
  - *The company entered a multi-year integration partnership with Uber for Business to automate travel and meal receipts, improving policy controls across corporate travel and expense workflows.*
- **TrustRadius 2026 Buyer's Choice Award**
  - *Expensify was recognized by customer reviews for excellence in capabilities, value for price, and customer relationships in the expense management category.*
- **Expensify Travel**
  - *Travel bookings grew 434% in Q4 2025 as compared to the same period last year.*
- **Expensify Card**
  - *Total interchange increased 24% in FY 2025 compared to the prior year.*
- **Share repurchases**
  - *The company repurchased 4,823,118 shares of its Class A common stock throughout 2025, totaling approximately $9.1MM.*

Expensify

Migration & Product Update

Expensify

Migration Nearly Complete

- **New Expensify is feature complete for nearly all customers** 🎉
  - *New Expensify has full feature parity with Classic for customers generating 90% of revenue*
  - *Classic will be maintained for remaining customers and those who prefer it*

- **New Expensify rolled out to 63% of Classic customers**
  - *"Nudging" customers in cohorts; most choose to stay on New rather than revert to Classic*
  - *Focused on performance and polish while nudging the rest*

- **Beginning migration of Approved! Accountant network**
  - *Much more powerful native reporting and charting*
  - *Particularly excited about "VirtualCFO" insights*


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Type: Expense
Group by: Merchant
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$2,000
$1,500
$1,000
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Ricardo Alvarez
Susan Nguyen
Dakota Redmond
Peter Gibbons
John Jefferson
Ai Tanaka
Expenses: 59
Total spend: $5,544.23

Expensify

The Best for "Bring Your Own Card"

- **Most of the market still uses a traditional bank**
  - *"more than 55% of businesses report using business credit cards" - NBER Working Paper No. 33618*[1]
  - *Every accountant has a client that wants to keep their card, and we support them all*

- **We believe Expensify is the best product for your existing company card**
  - *Import daily transactions from 10,000+ global banks*
  - *Over 80% of cards are imported via direct bank connections at zero marginal cost*

- **Upgrade your old card with new spend management tools**
  - *Merchant-based rules give fine-grained coding control*
  - *Integrated online reconciliation tools obviate Excel export*

[1] https://www.nber.org/system/files/working_papers/w33618/w33618.pdf


Add rule
For expenses with:
Merchant
Waco Coffee
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Category
Employee Meals Remote
Tag
Acme Inc.
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Expense Report #3261987
From Alice's expenses in Boulder Dev...
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Description
Coffee with client
Merchant
Waco Coffee
Date
2025-01-20
Category
Employee Meals Remote
Tag
Acme Inc.
Concierge Today at 12:49 PM
set the category to "Employee Meals Remote" based on workspace rules
Concierge Today at 12:49 PM
set the tag to "Acme Inc." based on workspace rules
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Expensify

Reactivating "Product Led Growth"

- **Expensify has always been a populist platform**
  - *~60% of signups are not team leaders; most customers were introduced to Expensify by an employee*
  - *The Expensify Challenge: Download our app, for free, submit to your boss, and see what happens!*
- **As migration completes, we turn our attention back to viral lead generation**
  - *Architected like a social network: single unpartitioned namespace with any:any connectivity*
  - *Employee signs up before the boss, which allows bottom-up leadgen to a top-down sale*
- **New Expensify can bring power to the people like never before**
  - *New Submit plan activates grassroots collective pressure to adopt companywide*
  - *Expected to launch free expense + chat to groups of employees in 2MM+ businesses*

Submit

Free

for all members

Automate your expenses alone or with your team.

- 25 SmartScans/month per user
- Expense reports
- Categories and tags
- Custom distance and tax rates
- Personal card transactions
- Submit & close approval mode
- Team-friendly workspace
- Full-featured chat
- AI and human support

Select Submit

Most popular

Collect

$5

per member/month

The small business plan that gives you expense, travel, and chat.

- Everything in Submit, plus...
- Unlimited receipt scanning
- Reimbursements
- Corporate card management
- Expense and travel approvals
- Travel booking and rules
- QuickBooks/Xero integrations

Select Collect

Control

Custom pricing

as low as $9 per active member/month

Expense, travel, and chat for larger businesses.

- Everything in Submit & Collect, plus...
- Multiple approval flows
- Custom expense rules
- ERP integration
- HR integrations
- SAML/SSO
- Custom insights and reporting
- Budgeting

Select Control

Expensify

Introducing "Accountable Intelligence"

- **Concierge is Contextual**
  - *Chat-first design is the UI of AI: every expense report, card swipe, or error message is a conversation*
  - *No need to copy/paste, upload, or describe – just ask right on the thing you are curious about.*

- **Concierge is Correctable**
  - *Concierge doesn't just automate, it self-diagnoses and self-corrects when things go wrong.*
  - *No more guesswork: just ask why it happened, and tell it to do it differently next time.*

- **Concierge is Continuous**
  - *Concierge works in the background to review your books, analyze trends, and monitor system health.*
  - *Concierge proactively flags issues and fixes them before they become real problems.*

If your AI can't talk, can't explain what it did, can't learn from its mistakes, and sleeps when you do, then how intelligent is it really?



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Expense Report #3261987
From Jason Mills in Borton Corp
Waiting for you to approve this report.
Receipt
Type
Date
Merchant
Category
Gas Stations - $40.00
Nov 16
Wawa
Gas Stations
Grocery Stores - $60.00
Nov 17
Acme
Grocery Stores
Travel & Airfare - $900.00
Nov 18
United
Travel & Airfare
Nov 19
Uber
Travel & Airfare
Comments
Concierge Today at 12:54 PM
submitted via delayed submissions. Explain
2 replies Last reply at 1:03PM
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submitted via delay submi...
From [Expenses] David's Expense...
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Concierge Today at 12:54 PM
submitted via delayed submissions.
Explain
Replies
Concierge Today at 12:49 PM
I submitted this report because:
• Your workspace is set to submit expenses once per day.
• Your report had expenses ready to submit.
• I moved other expenses that weren't ready to a different report.
Specifically, I:
• Submitted Kokkari, Wifionboard Alaska, and one Uber expense, because they had no violations.
• Moved Blue Bottle Coffee and the other Uber expense to a new report for more review.
Does that sound right, or would you like something else?
How do I submit less often?
Why did you move some expenses?
Where is the new report you created?
Write something...

Expensify

2025 Leaned Into Our Strengths:

- **Cross-selling remains strong:**
  - *Expensify Card interchange **grew 24%** from FY'24 to FY'25, to $21.3 million.*
  - *Expensify Travel bookings **grew 434%** from Q4'24 to Q4'25.*

- **Free cash flow[1] remains strong:**
  - *The company generated **over $20.0MM** in operating cash flow, and **nearly $20.0MM** in free cash flow[2].*
  - *The company spent **over $9.0MM** repurchasing common shares in 2025.*

- **AI-first design is stronger than ever:**
  - *Chat is the UI of AI, and our chat-first design makes us an **AI-first design***
  - *Concierge is **"Accountable AI"** that can do anything you can, only better.*

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

[2] Please see appendix for GAAP to non-GAAP reconciliation.

Q&A

Expensify

Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Year ended December 31, 2025 *(unaudited, in thousands)*	Year ended December 31, 2024 *(unaudited, in thousands)*
Net loss	**$ (21,389)**	**$ (10,055)**
Add:		
Stock-based compensation expense	26,578	33,537
Non-GAAP net income[1]	**$ 5,189**	**$ 23,482**

[1] We define non-GAAP net income as net loss excluding stock-based compensation expense.

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net (Loss) Income

	Three months ended December 31, 2025 *(unaudited, in thousands)*	Three months ended December 31, 2024 *(unaudited, in thousands)*
Net loss	**$ (7,117)**	**$ (1,312)**
Add:		
Stock-based compensation expense	4,997	10,002
Non-GAAP net (loss) income[1]	**$ (2,120)**	**$ 8,690**

[1] We define non-GAAP net (loss) income as net loss excluding stock-based compensation expense.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Year ended December 31, 2025 *(unaudited, in thousands)*	Year ended December 31, 2024 *(unaudited, in thousands)*
Net loss	**$ (21,389)**	**$ (10,055)**
Provision for income taxes	5,096	7,663
Other (income) expense, net	(1,726)	1,572
Depreciation and amortization	8,299	6,655
Stock-based compensation expense	26,578	33,537
Adjusted EBITDA	**$ 16,858**	**$ 39,372**

Note: We define adjusted EBITDA as net loss excluding provision for income taxes, other (income) expense, net, depreciation and amortization and stock-based compensation expense.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended December 31, 2025 *(unaudited, in thousands)*	Three months ended December 31, 2024 *(unaudited, in thousands)*
Net loss	**$ (7,117)**	**$ (1,312)**
Provision for income taxes	3,597	1,238
Other (income) expense, net	(417)	539
Depreciation and amortization	2,240	1,923
Stock-based compensation expense	4,997	10,002
Adjusted EBITDA	**$ 3,300**	**$ 12,390**

Note: We define adjusted EBITDA as net loss excluding provision for income taxes, other (income) expense, net, depreciation and amortization and stock-based compensation expense.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Year ended December 31, 2025 *(unaudited, in thousands)*	Year ended December 31, 2024 *(unaudited, in thousands)*
Net cash provided by operating activities	**$ 20,089**	**$ 23,877**
Changes in settlement assets and liabilities		
Settlement assets	2,054	2,469
Settlement liabilities	1,300	5,145
Less:		
Purchases of property and equipment	(17)	—
Software development costs	(3,538)	(7,628)
Free cash flow	**$ 19,888**	**$ 23,863**

Note: We define free cash flow as net cash provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended December 31, 2025 *(unaudited, in thousands)*	Three months ended December 31, 2024 *(unaudited, in thousands)*
Net cash provided by operating activities	**$ 2,202**	**$ 7,402**
Changes in settlement assets and liabilities		
Settlement assets	(5,852)	(10,733)
Settlement liabilities	7,693	10,534
Less:		
Software development costs	(798)	(929)
Free cash flow	**$ 3,245**	**$ 6,274**

Note: We define free cash flow as net cash provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q1 2026		Q2 2026		Q3 2026		Q4 2026	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 2.3	$ 3.1	$ 2.2	$ 3.0	$ 2.1	$ 2.9	$ 2.1	$ 2.9
Research and development	1.4	2.0	1.4	2.0	1.3	1.9	1.3	1.9
General and administrative	0.8	1.2	0.8	1.2	0.8	1.2	0.8	1.2
Sales and marketing	0.5	0.7	0.5	0.7	0.5	0.7	0.5	0.7
Total	**$ 5.0**	**$ 7.0**	**$ 4.9**	**$ 6.9**	**$ 4.7**	**$ 6.7**	**$ 4.7**	**$ 6.7**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.